                                            Securities and Exchange Commission
                                                  Washington, D.C. 20549

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                                                        FORM 8-K

                                                     CURRENT REPORT
                                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                                             SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2004

                                               The Phoenix Companies, Inc.
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                                  (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-1599088
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    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of Principal Executive Offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            ------------------------------------------

                                                   NOT APPLICABLE
                               ---------------------------------------------------------
                             (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.       REGULATION FD DISCLOSURE

              On March 23, 2004 The Phoenix Companies, Inc. announced in a news release (attached as Exhibit
99.1) that it had reached an agreement for the sale of its retail broker-dealer operations to Linsco/Private
Ledger (LPL Financial Services).

ITEM 7.       EXHIBITS

              99.1 The news release of The Phoenix Companies, Inc. dated March 23, 2004 described in Item 9.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PHOENIX COMPANIES, INC.

Date: March 23, 2004                      By:     /s/ Carole A. Masters
                                                  ------------------------------------------------------
                                                  Name:     Carole A. Masters
                                                  Title:    Vice President and Counsel